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                                                                    Exhibit 10.4



                               FIRST AMENDMENT TO
                           CHANGE-IN-CONTROL AGREEMENT

         This is an amendment to the Change-In-Control Agreement (the "Agreement") entered into on October 18, 1999, and amended and restated as of April 28, 2000, by and between General Cable Corporation, a Delaware corporation (the "Company") and Gregory B. Kenny (the "Executive").

         The Company, in its own right, and the Executive, in consideration of their mutual agreements, agree as follows:

                  Paragraph 2(f)(i) of the Agreement is amended by inserting the words "Chief Executive Officer" for "Chief Operating Officer" in the first line thereof.

         The parties have caused this amendment to be duly executed by them as of the 6th day of August, 2001.



GENERAL CABLE CORPORATION



-----------------------------               --------------------------------
Robert J. Siverd                                     Gregory B. Kenny
Executive Vice President, General Counsel and Secretary